EQ PREMIER VIP TRUST

EQ/Core Plus Bond Portfolio

SUPPLEMENT DATED AUGUST 2, 2021 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2021

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2021, of EQ Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding (i) a change in the administrator for the Trust and its series, including the EQ/Core Plus Bond Portfolio (“Portfolio”), and (ii) new, additional breakpoints in the contractual administration fee rate schedule applicable to the Portfolio, effective August 1, 2021.

The Board of Trustees of the Trust has approved the appointment of a new administrative services entity, Equitable Investment Management, LLC (the “Administrator”), an affiliate of Equitable Investment Management Group, LLC (“EIM”), as the administrator for the Trust and its series, and certain related actions to implement the transfer of administration services from EIM to Equitable Investment Management, LLC. EIM remains the investment adviser for the Trust and its series.

Effective August 1, 2021, all references in the Prospectus and SAI to Equitable Investment Management Group, LLC (“EIM”) as the Administrator for the Trust and the Portfolio are deleted and replaced with references to Equitable Investment Management, LLC (the “Administrator”).

Effective August 1, 2021, the first paragraph in the section of the Prospectus entitled “More Information on Fees and Expenses — Administrative Fees” is deleted in its entirety and replaced with the following information:

Equitable Investment Management, LLC (the “Administrator”), 1290 Avenue of the Americas, New York, New York 10104, serves as the Administrator of the Trust. The administrative services provided to the Trust by the Administrator include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, the Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the paragraph immediately below); 0.110% of the next $20 billion; 0.0875% of the next $20 billion; 0.0775% of the next $20 billion; 0.0750% of the next $20 billion; and 0.0725% thereafter.

The second paragraph in the section of the Prospectus entitled “More Information on Fees and Expenses — Administrative Fees” is amended by deleting “1290 VT Convertible Securities Portfolio,” “EQ/Franklin Balanced Managed Volatility Portfolio,” and “EQ/Global Bond PLUS Portfolio” from the list of portfolios referred to collectively as the “Aggregated Portfolios.”

Effective August 1, 2021, the first paragraph in the section of the SAI entitled “Investment Management and Other Services — The Administrator” is deleted in its entirety and replaced with the following information:

Pursuant to an administrative agreement, Equitable Investment Management, LLC (the “Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the immediately following paragraph); 0.110% of the next $20 billion; 0.0875% of the next $20 billion; 0.0775% of the next $20 billion; 0.0750% of the next $20 billion; and 0.0725% thereafter. Prior to August 1, 2021, EIM served as the administrator of the Trust.

The second paragraph in the section of the SAI entitled “Investment Management and Other Services — The Administrator” is amended by deleting “1290 VT Convertible Securities Portfolio,” “EQ/Franklin Balanced Managed Volatility Portfolio,” and “EQ/Global Bond PLUS Portfolio” from the list of portfolios referred to collectively as the “Aggregated Portfolios.”